Exhibit 99.2

® ® ® ® TM is a trademark of MaxCyte, Inc. are registered trademarks of MaxCyte, Inc. in the U.S.A. Driving the Next Generation of Cell-Based Therapies MaxCyte Corporate Presentation NASDAQ: MXCT • LSE: MXCT August 2024

2 Disclaimer The content of this document (the “Presentation”) has not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (“FSMA”), as amended. Reliance on this document for the purpose of engaging in any investment activity may expose an individual or organization to a significant risk of losing all of their investment. If you are in any doubt about the investment to which this Presentation relates, you should consult a person authorized by the Financial Conduct Authority who specializes in advising on securities of the kind described in this Presentation or your stockbroker, bank manager, solicitor, accountant or other financial adviser. This Presentation has been issued by MaxCyte Inc (the “Company”) and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or issue or any solicitation of any offer to purchase or subscribe for any securities in the Company in any jurisdiction. Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in any connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any such securities. This Presentation does not constitute a recommendation regarding the securities of the Company. This Presentation is only addressed to and directed at (i) persons who are outside the United Kingdom, (ii) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order"), (iii) persons who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, and/or (iv) any other persons to whom this Presentation may otherwise lawfully be communicated without contravention of section 21 of the Financial Services and Markets Act 2000 or to whom it may otherwise lawfully be distributed (all such persons together being referred to as "relevant persons"). This Presentation may not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this Presentation relates is available only to relevant persons. Certain statements in this Presentation are, or may be deemed to be, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our expected potential future revenue. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Presentation, including, without limitation, statements regarding the Company's future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on or about March 12, 2024 as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available through the Investor Menu, Financials section under "SEC filings" on the Investors page of our website at http://investors.maxcyte.com. No statement in this Presentation is intended to be, or intended to be construed as, a profit forecast or profit estimate or to be interpreted to mean that earnings per Company share for the current or future financial years will necessarily match or exceed the historical earnings per Company share. As a result, no undue reliance should be placed on such statements. Any forward-looking statements represent our views only as of the date of this Presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. © 2024 MaxCyte, Inc. All Rights Reserved

A Leading Provider of Cell-Engineering Platform Technologies

MaxCyte®

With 723 platforms in place*, our proprietary technology unlocks the significant potential of advanced therapeutics

- Extensive product portfolio, supported by 150 granted U.S. and foreign patents
- Total revenue of $10.4 million in second quarter 2024, and core revenue of $7.6 million*
- Gross profit $8.9 million in second quarter of 2024, representing gross margin of ~86%*
- Total cash, cash equivalents and investments were $199.8 million as of June 30, 2024*

Leading the growing next-generation cell therapy market and capitalizing on rising demand for non-viral engineering approaches

- 20+ years of cell engineering expertise; 36+ field sales and application scientists that support our customers*
- Enables delivery of almost any molecule into almost any cell type
- Leads the industry in performance (measured by consistency, efficiency, viability, flexibility and scale)
- FDA Master File and International Technical Files provide clear regulatory path, potentially reducing clinical risk/shortening clinical development
- Used to manufacture drug products for over 60 clinical trials to date

Innovative business model focused on value creation and shared partnership success

- Allows MaxCyte to participate in the value created by our partners' programs
- 28 SPL partnerships, which include approximately $2B in potential pre-commercial milestone payments with upside from commercial sales-based payments
- Focused over the long-term on creating a diverse portfolio of patient treatments for indications developed by our strategic partners

*As of June 30, 2024

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© 2024 MaxCyte, Inc. All Rights Reserved

Who We Are - Collaborative, Innovative and Experienced Partner Impact 28 SPL Partnerships Signed Since 2017 143 Employees* 36+ Field Sales and Application Scientists* Scientific Foundation 1999 2000 Scalable GT Transfection System 2002 FDA Master File 2008 Scalable STx Transfection System 2018 ATx Gen 2 Transfection System Drug Discovery Cell Therapy 2021 Listing Nasdaq MXCT July 2021 2016 Listing London Stock Exchange/AIM LSE: MXCT, MXCN March 2016 2019 ExPERT Platform Launch of ExPERT VLx / Grand Opening Rockville, MD 2022 *As of December 31, 2023 4 2023 First MaxCyte-Enabled Approved Therapy © 2024 MaxCyte, Inc. All Rights Reserved

ExPERT™ Platform Addresses Industry Challenges

Challenges	MaxCyte's Solutions
Lack of industry standard for process design causes development to be costly and inconsistent across manufacturing runs	MaxCyte technology allows plug and play processes with rapid optimization delivering reproducible outcomes and the ability to seamlessly scale up from pre-IND to the clinic and commercialization
Next-generation cell therapy programs have become increasingly complex requiring multiple edits	Flow Electroporation® technology facilitates multiplex and sequential engineering without the payload and capacity limitations of viral approaches
Regulatory risk increases with new unknowns (donor cells, next-gen approaches, new indications)	FDA Master File can be referenced in regulatory filings to accelerate and de-risk regulatory review
Vein-to-vein manufacturing times are high; optimizations needed to deliver medicines to patients faster	ExPERT™ platform provides industry leading transfection efficiency & cell viability at high scale in 30 minutes or less, enabling manufacturers to quickly scale up production

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© 2024 MaxCyte, Inc. All Rights Reserved

Accelerate Product Development Shared Momentum Unparalleled Support Streamlined Regulatory Process Stable Supply Chain Clinically-Validated Platform Partnering with MaxCyte 6 © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte: Leading Partner for Complex Cellular Engineering 28 Strategic Platform Licenses (SPL), including 5 in 2023 and 5 in 2024 1 Commercial Program* 28 Signed SPLs 160+ Programs* Clinical Licenses that are part of our SPLs 16 Programs are currently in clinical development * Cleared INDs or Equivalent *Updated as of December 31, 2023 7 Lyell Immunopharma Sana Biotechnology Beam Therapeutics © 2024 MaxCyte, Inc. All Rights Reserved

Value Creation from SPLs

Licensing deals include significant development milestones and high-value participation in future commercial success of partners

- Potential value of pre-commercial (clinical development) milestones from SPLs: ~$2B
- Sales-based payments upon partner's product commercialization
- Recurring revenues from lease of instruments and sales of single-use disposables that grow with program success
- Milestone revenue is MaxCyte's highest growth revenue stream

Cumulative Potential Pre-CML Milestones

Potential Value of Pre-Commercial Milestones: ~$2B USD



2017
**
CASEBIA THERAPEUTICS
2018
PRECISION BIOSCIENCES
CRISPR THERAPEUTICS
2019
KSQ
VOR BIOPHARMA
editas MEDICINE
Beam Therapeutics
Kite
2020
INVIOS
CARIBOU BIOSCIENCES
Allogene
2021
nkarta THERAPEUTICS
Sana Biotechnology
celularity
MYELOID
2022
curamys
**
VERTEX
LG Chem
INTIMA BIOSCIENCE
2023
prime medicine
VITTORIA
Lyell Immunopharma
WALKING FISH THERAPEUTICS
catamaranBIO
2024
LION TCR
IMUGENE
Wugen
be BIOPHARMA
LEGEND BIOTECH

Graph is provided for illustrative purposes only.

**Casebia/CRISPR's SPL partnership (signed in 2017) included the rights to use MaxCyte's technology in the development of exa-cel (formerly known as CTX001). As announced in the press release on September 28th, 2022, Vertex has signed an SPL agreement with MaxCyte – Vertex has obtained the clinical and commercial rights to use MaxCyte's technology for the development of exa-cel (formerly known as CTX001).

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© 2024 MaxCyte, Inc. All Rights Reserved

Example: Typical Single-Product Revenues from a Representative License Deal



Commercial Phase
Low single digit % share of sales, including sales-based payments, annual instrument fees and disposable sales
Approval: Year 5+
Multiple 7-figure milestones
Mid-late Clinical: (Phase 2/3) Years 3-5+
7-figure milestone per product increasing instrument and disposables usage
Early Clinical: (Phase 1/2) Years 1-3
Mid-6-figure to Low-7-figure milestones
1-3+ instruments + disposables
Cell Therapy Partner Program Value Schematic
Instruments and Processing Assemblies
Milestones
Sales-Based Payments

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© 2024 MaxCyte, Inc. All Rights Reserved

SPL Partnerships Offer Significant Revenue Upside, Particularly in Commercial

Higher Value Partnership Value

Influencing Factors:

- *Large indications* – greater royalty revenues or early achievement of sales-based milestones
- *Instrument & consumables* – Higher utilization

Significant upside in commercial revenue opportunity

Example Partnerships Value to MaxCyte*

Assumes 6 programs per SPL launching 1 year apart, 2 fail in preclinical, 4 enter clinical, and 1 reaches commercial



$200
$100
$0
~$165M
$147
$18
~$53M
$37
$16
~$85M
$69
$16
While pre-commercial revenues are comparable, commercial revenues can vary significantly
Higher Value Partnership
Weighted Average**
Pre-Commercial
Commercial

Numbers are illustrative as an example and not specific to one SPL Partnership

Lower Value Partnership Value

Influencing Factors:

- *Small indications* – lower sales royalties or longer time period to realize commercial milestones
- *Conservative commercial milestones* – Smaller opportunity
- *Instrument & consumables* – Lower utilization

Lower-bound estimate per Partnership

**10-year Value to MaxCyte*
***Weighted based on the expected split of commercial programs in Year 6 (assuming earliest approval); Assumes first 5-years of standard ten-year biotech sales curve*

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© 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte Partnerships – Near and Long-Term Revenue Potential with Strong Upside in Commercial Opportunity

MaxCyte®

First Wave

1 Approved Partner Program

Launched:

2023

SPL Program:
Vertex's Exa-Cel

Indications:
Sickle Cell Disease
Beta-Thalassemia

Second Wave

5 Potential Approved Partner Programs

Launch Potential:

2026-2027

Indications:
Lymphoma/Leukemia
Sickle Cell Disease
Beta-Thalassemia

Third Wave

10 Potential Approved Partner Programs

Launch Potential:

2028-2030

Example Indications:
Solid Tumors
Lymphoma/Leukemia
Multiple Myeloma
Sickle Cell Disease
Beta-Thalassemia
Autoimmune Diseases

Fourth Wave

Additional Preclinical Partner Programs

Launch Potential:

2030+

Example Indications:
Solid Tumors
Autoimmune Diseases
Neurodegenerative Diseases
Genetic Diseases
Lymphoma/Leukemia

Fifth Wave

Additional Licensed Programs and New Partnerships Signed

Launch Potential:

2032+

Source: Evaluate Pharma as of August 5, 2024

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© 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte-Enabled Active Clinical Trials

Clinical Phase:

- Phase 1
- Phase 1/2
- Pivotal
- Commercial

Cell Approach:

- Allogeneic
- Autologous

As of March 2024 / Includes Commercial and Academic Clinical Trials


HSCs
HSCs
T-cells
T-cells
Other Cell Types
Trem-cel (Vor Biopharma)
EDIT301: B-thal (Editas Med)
EDIT301: SCD (Editas Med)
CB010 (Caribou Biosciences)
CTX112 (CRISPR Therapeutics)
Azer-Cel (Imugene)
CTX131 (CRISPR Therapeutics)
CASGEVY™ for SCD and B-thal (Vertex Pharmaceuticals)
KSQ-001EX (KSQ Therapeutics)
APN401 (Invios GmbH)
VIPER-101 (Vittoria Biotherapeutics)

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© 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte Enables Next-Generation Cell Therapies Across a Variety of Diseases

Indications in Active MaxCyte-Enabled Clinical Trials

Clinical trial = FDA IND clearance or equivalent



As of March 2024 / Includes Commercial and Academic Clinical Trials. Source: clinicaltrials.gov

Genetic Diseases

Beta-Thalassemia

Sickle Cell Disease

Chronic Granulomatous Disease (CGD)

Solid Tumors

Non-small Cell Lung Cancer

Head and Neck Cancer

Glioblastoma

Renal Cell Carcinoma

Melanoma

Other Solid Tumors

Infectious Disease

HIV

Hematological Malignancies

Acute Lymphoblastic Leukemia

Acute Myeloid Leukemia

Chronic Lymphocytic Leukemia

Multiple Myeloma

Non-Hodgkin Lymphoma

T Cell Lymphoma

Autoimmune Diseases

Lupus Nephritis

ANCA-associated vasculitis

Other autoimmune diseases

Gene-Editing Tools used in MaxCyte-Enabled Clinical Trials

- ARCUS
- Base-editing (CRISPR)
- CRISPR
- RNA-Based Engineering
- TALENS
- Zinc Finger Nucleases (ZFNs)

First MaxCyte-Enabled Therapy is Approved

CASGEVY™ for Sickle Cell Disease and for Beta-Thalassemia (2023/2024)

MaxCyte®

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© 2024 MaxCyte, Inc. All Rights Reserved

The ExPERT™ Platform Enabling Non-Viral Cell Engineering

MaxCyte®

- Launched in 2019 based on MaxCyte's **proprietary Flow Electroporation® technology** and has been optimized for the past 20+ years
- Leverages the reversible permeability of the cell membrane in response to an electric charge
- **Universally delivers molecules,** such as nucleic acids, gene-editing tools and proteins, into cells
- **Agnostic to cell type, approach (auto/allo)** and/or gene manipulation technology
- Enables customers to use a **single platform from concept through to the clinic** in a GMP environment
- Supported by a **robust intellectual property portfolio** (150+ patents granted in US and foreign jurisdictions and 95+ patents pending worldwide)

ExPERT™ Instrument Portfolio



ATx®

Small/mid-scale
RUO



STx®

Full scale
RUO



GTx®

Full scale
RUO/cGMP



VLx™

Large Scale
RUO/cGMP

High Performance:

- >90% transfection efficiencies (depending on cell type and molecule)
- >90% cell viabilities
- Computer-controlled system for reproducible results

Flexibility:

- Single, fully-defined, animal component-free electroporation buffer for all cell types
- Pre-loaded library of validated, cell-specific protocols

Scalability – Ability to Transfect:

- 75,000 to 7 million cells in seconds
- Up to 20 billion cells in less than 30 minutes
- And up to 200 billion cells in less than 30 minutes with the high scale VLx

High Quality:

- Sterile, single-use processing assemblies (PAs)
- Closed, cGMP-compliant, ISO-certified, and CE marked instruments
- Supported by US FDA Master File and global equivalents

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© 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte Business Model – Drug Discovery Market Drug Discovery Revenue Model Instrument sale (ATx/STx) Single-use disposables (processing assemblies) Razor/Razor Blade Economics DRUG DISCOVERY & DEVELOPMENT - Cells used to Discover / Produce Drug Products Key Applications: Cell-based assays, protein and antibody production, vaccine development Customer base: Large/small biopharma and academic centers + = 15 Full scale RUO Small/mid-scale RUO © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte Business Model – Cell Therapy Market

MaxCyte

CELL THERAPY – Cell itself is the Drug

Key Applications: *Ex-Vivo* Engineered Cell Therapies

Customer Base: Leading global cell therapy developers and academic translational centers

Preclinical and Academic Revenue Model → **Instrument Sale (ATx/GTx)** (Primarily ATx given early development) + **Single-use Disposables (processing assemblies)** = **Razor/Razor Blade Economics**



ATx

Small/mid-scale
RUO



GTx

Full scale
RUO

SPL Partnership Model →



GTx

Full scale
cGMP

Annual Instrument License Fee (GTx) (Research / Clinical) + **Single-use Disposables (processing assemblies)** + **Strategic Partnership Terms** = **Razor/Razor Blade Economics and Share of Therapeutic Economics**

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© 2024 MaxCyte, Inc. All Rights Reserved

2023 Summary and 2024 YTD Achievements • Five SPL partnerships announced in 2023: • Prime Medicine in August, Lyell Immunopharma and Vittoria Biotherapeutics in July, Walking Fish Therapeutics in May and Catamaran Bio in January • Douglas J. Swirsky appointed MaxCyte’s Chief Financial Officer, bringing over two decades of experience in the healthcare sector, including as a public company executive at Nasdaq-listed organizations • Published Inaugural ESG 2023 Summary Report in May • First MaxCyte-Enabled Therapy is Approved • Vertex/ CRISPR’s Exa-cel (CASGEVYTM)for Sickle Cell Disease (UK + US) and for Beta-Thalassemia (UK) • Maher Masoud appointed MaxCyte’s President and Chief Executive Officer, bringing more than 25 years of experience in the biopharmaceutical industry, including 17 years as an attorney and general counsel • Five SPL Partnerships announced in 2024 YTD • Lion TCR to develop and scale TCR-T cell therapies for solid tumors and viral-related diseases • Imugene to support azer-cel – a potential first-in-class allogeneic CD19 CAR T product candidate for the treatment of blood cancer along with additional novel cell therapy programs • Wugen - WU-CART-007 lead asset in global Phase 1/2 clinical trial for treatment of relapsed or refractory T-cell lymphoblastic leukemia/lymphoblastic lymphoma • BE Biopharma to support the development of Engineered B Cell Medicines (BCMs) for patients with cancer, rare diseases and other serious conditions • Legend Biotech to advance non-viral engineered cell therapy pipeline across all major regions • SPL Partnerships now stands at 28 2023 Achievements 2024 YTD Achievements Prepare/Isolate Concentrate Culture Cryopreserve Thaw/Dose 1 2 3 4 5 6 17 © 2024 MaxCyte, Inc. All Rights Reserved

Thank you! Any questions? ir@maxcyte.com 18 © 2024 MaxCyte, Inc. All Rights Reserved

Appendix – Historical Core Business Disclosure 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q’24 (in $ thousands) Cell Therapy 4,729 4,766 6,226 7,263 7,416 7,688 7,897 7,544 5,975 6,637 4,700 5,518 6,415 6,218 Drug Discovery 1,762 1,838 1,909 2,885 2,167 1,916 1,991 3,026 1,798 1,652 1,900 1,644 1,772 1,357 Total Core Revenue 6,491 6,604 8,135 10,148 9,583 9,604 9,889 10,570 7,772 8,289 6,601 7,161 8,188 7,575 Instrument 1,627 1,417 2,517 2,917 2,728 2,697 2,575 3,705 2,189 2,126 1,672 2,330 1,928 1,762 PAs 2,449 2,624 2,927 4,309 3,840 4,114 4,350 3,721 2,600 3,293 2,227 2,163 3,432 2,974 Lease 2,252 2,386 2,527 2,643 2,726 2,622 2,736 2,813 2,809 2,667 2,444 2,406 2,604 2,610 Other 163 177 165 279 290 171 227 331 174 203 258 263 224 229 Total Core Revenue 6,491 6,604 8,135 10,148 9,583 9,604 9,889 10,570 7,772 8,289 6,601 7,161 8,188 7,575 Installed base of instruments (sold or leased) 420 445 472 502 521 546 575 616 633 654 664 683 708 723 Core Revenue Generated by SPL Clients as a % of Core Revenue 42% 43% 37% 39% 47% 47% 40% 34% 52% 49% 45% 45% 53% 51%